Exhibit 10.51

Translated From Japanese

Request for Loan with Draft Loan (Change)

[Notice of Applicable Interest Rate Period]

Application date: January 22, 2008

Sumitomo Mitsui Banking Corporation

Address	11F NishiShinjuku Showa Building

13-12 NishiShinjuku 1 cho-me, Shinjuku-ku Tokyo

Name	IA Partners, Inc.
President& CEO	Hideki Anan

Having confirmed the following conditions, I do hereby submit a request to Sumitomo Mitsui Banking Corporation for loan with draft loan service (change) as outlined below. If you consent, please deposit the applicable amount to my (the applicant’s) account. If this request is the request for change and rejected after your judgment, I will not object.

If I apply market rate for basic interest rate, I notify applicable interest rate period here.

Amount	100,000,000 yen
Use	Operating funds
Desired date of deposit	January 31, 2008	Expected date of final repayment	April 30, 2008

Payment details	Payment cycle	Payment date	Number of payments	Amount repaid
	months	of each month	times	yen
yen
yen
yen
Final due date				100,000,000 yen
Method of interest payment	Lump sum payment
Handling of bank holidays	In the event that one of the dates above falls on a bank holiday, the payment shall be made on the following business day.

Basic interest rate	□ Short-term prime rate	Applicable interest rate	3.00% APR
□
	Applicable interest rate period	In the event that the applicable interest rate period is divided within the borrowing period and rates are adjusted accordingly:
	Starts: Ends:	1. Rates automatically adjusted on the _ every _ months. 2. Notification made each time with Notice of Applicable Interest Rate Period.

-------------------------------------------For Bank Use---------------------------------------------------------

Branch No.	Branch Name	Process for Final Date	Decision (Approved / Not Approved)			Verification	Verification	Person in Charge	Transaction copy check	Loan seal check
0223	Nakano Branch		Manager	Section Chief	Person in Charge
Loan Acct. No.	Activity No.	□ Automatic transfer
2000350	0400017	□ ID check